FIRST QUARTER 2026 PRESENTATION March 31, 2026

FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about Farmer Mac's plans, objectives, expectations, beliefs and intentions and other statements including words such as “may,” “likely,” “believe,” “expect,” “consider,” “intend,” “should,” “estimate,” “continue,” and “commit,” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of Farmer Mac and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements in this presentation, including uncertainties about: the availability to Farmer Mac of debt and equity financing and, if available, the reasonableness of rates and terms; legislative, regulatory, or current or future political developments that could affect Farmer Mac, its sources of business, or agricultural or infrastructure industries; fluctuations in the fair value of assets held by Farmer Mac and its subsidiaries; the level of lender interest in Farmer Mac's products and the secondary market provided by Farmer Mac; the general rate of growth in agricultural mortgage and infrastructure indebtedness; the effect of economic conditions stemming from disruptive global events or otherwise on agricultural mortgage or infrastructure lending, borrower repayment capacity, or collateral values, including inflation, fluctuations in interest rates, changes in U.S. trade policies (including tariffs and trade restrictions), fluctuations in export demand for U.S. agricultural products and foreign currency exchange rates, supply chain disruptions, increases in input costs, labor availability, and volatility in commodity prices; the degree to which Farmer Mac is exposed to interest rate risk resulting from fluctuations in Farmer Mac's borrowing costs relative to market indexes; developments in the financial markets, including possible investor, analyst, and rating agency reactions to events involving government-sponsored enterprises, including Farmer Mac; the effects of the Federal Reserve’s efforts to achieve monetary policy normalization to respond to inflation and employment levels; and other factors that could hinder agricultural mortgage lending or borrower repayment capacity, including the effects of severe weather, flooding and drought, or fluctuations in agricultural real estate values. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in Farmer Mac’s filings from time to time with the Securities and Exchange Commission (the "SEC"), including in Farmer Mac’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as Farmer Mac’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). These reports are also available on Farmer Mac’s website (www.farmermac.com). All forward-looking statements are based on information available to Farmer Mac on the date hereof, and Farmer Mac assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2026 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

USE OF NON-GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) FINANCIAL MEASURES 3 This presentation is for general informational purposes only, is current only as of March 31, 2026 and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2026. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 22-23 of the Appendix. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts; and (2) the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships. Net effective spread also principally differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives") and the net effects of terminations or net settlements on financial derivatives, which consists of: the net effects of cash settlements on agency forward contracts on the debt of other GSEs and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps.

KEY HIGHLIGHTS

RECORD-SETTING FIRST QUARTER 2026 RESULTS 5 KEY FIRST QUARTER 2026 HIGHLIGHTS •17% year-over-year growth to $34.8 billion •Broad-based growth across all five business operating segments Accelerated Business Volume Growth •Revenue increased 14% year-over-year to $109.9 million •99% of total revenue is recurring net effective spread (NES) and fees Record Revenue •Core earnings of $51.7 million reflects 13% year-over-year growth •Operating efficiency ratio remains below 30% strategic target Strong Core Earnings •$1.7 billion of capital exceeds minimum capital requirements by 62% •Tier 1 Capital Ratio of 13.0% as of March 31, 2026 Robust Capital Position •17% return on equity as of March 31, 2026 •$32 million returned to shareholders through dividends and share repurchases Consistent Shareholder Returns

OUTSTANDING BUSINESS VOLUME

DIVERSIFICATION IN AN EVOLVING RURAL LANDSCAPE 7 $29.8 $30.6 $31.1 $33.4 $34.8 1.17% 1.19% 1.20% 1.22% 1.16% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 $24.0 $28.0 $32.0 $36.0 $40.0 1Q25 2Q25 3Q25 4Q25 1Q26 N E S (% ) B u s in e s s v o lu m e ($ i n b il li o n s ) Farm & Ranch Corporate AgFinance Power & Utilities Renewable Energy Broadband Infrastructure NES

QUARTERLY VOLUME GROWTH: AGRICULTURAL FINANCE 8 • Farm & Ranch portfolio grew by $675 million during the first quarter – Robust Farm & Ranch loan purchase activity resulted in net growth of $384 million this quarter – Net new $325 million increase in AgVantage securities more than offset scheduled maturities • Corporate AgFinance loan purchase portfolio grew by $102 million – Net new $90 million increase in AgVantage securities with existing counterparties – Modest NES percentage decline due to decreased day count versus prior quarter $18.1 $18.2 $18.2 $19.6 $20.2 1.01% 1.07% 1.04% 1.06% 1.03% 0.80% 1.00% 1.20% 1.40% 1.60% $0.0 $7.0 $14.0 $21.0 $28.0 1Q25 2Q25 3Q25 4Q25 1Q26 N E S (% ) B u s in e s s V o lu m e ($ i n b il li o n s ) FARM & RANCH Loans & other securities AgVantage NES $1.9 $2.0 $1.9 $2.0 $2.1 2.09% 2.07% 2.16% 2.07% 2.05% 1.60% 1.80% 2.00% 2.20% 2.40% $0.0 $0.6 $1.2 $1.8 $2.4 1Q25 2Q25 3Q25 4Q25 1Q26 N E S (% ) B u s in e s s V o lu m e ($ i n b il li o n s ) CORPORATE AGFINANCE Loans & other securities AgVantage NES

QUARTERLY VOLUME GROWTH: INFRASTRUCTURE FINANCE 9 • Infrastructure Finance grew $700 million dollars in first quarter 2026, with Renewable Energy contributing over $400 million of net growth – Sustained momentum in renewable energy project finance, rural energy generation and transmission, and data centers – NES percentage impacted this quarter due to decreased day count quarter-over-quarter – Alternatively, Power & Utilities NES percentage grew modestly due to strong new loan purchase volume $1.0 $1.2 $1.3 $1.5 $1.7 2.27% 2.24% 2.30% 2.42% 2.27% 1.75% 2.00% 2.25% 2.50% 2.75% $0.0 $0.5 $1.0 $1.5 $2.0 1Q25 2Q25 3Q25 4Q25 1Q26 N E S (% ) B u s in e s s V o lu m e ($ i n b il li o n s ) BROADBAND INFRASTRUCTURE Loans & other securities NES $7.2 $7.3 $7.4 $7.9 $8.0 0.32% 0.33% 0.34% 0.34% 0.35% 0.00% 0.20% 0.40% 0.60% $0.0 $3.0 $6.0 $9.0 $12.0 1Q25 2Q25 3Q25 4Q25 1Q26 N E S (% ) B u s in e s s V o lu m e ($ i n b il li o n s ) POWER & UTILITIES Loans & other securities AgVantage NES $1.6 $1.9 $2.3 $2.4 $2.9 1.55% 1.68% 1.75% 1.74% 1.59% 1.40% 1.60% 1.80% 2.00% $0.0 $1.0 $2.0 $3.0 1Q25 2Q25 3Q25 4Q25 1Q26 N E S (% ) B u s in e s s V o lu m e ($ i n b il li o n s ) RENEWABLE ENERGY Loans & other securities NES

FINANCIAL HIGHLIGHTS

11 • Record revenue of $109.9M driven by record NES – NES of $102.0 million was fueled by accelerated business volume growth – Modest NES percentage compression primarily reflects two fewer days in the quarter • Record core earnings of $51.7 million, or $4.74 per diluted common share, in first quarter 2026 – Year-over-year core earnings growth driven by sustained volume growth and disciplined expense management – Sequential core earnings increase supported by lower credit expense $97 $101 $105 $108 $110 $46 $47 $50 $40 $52 1.17% 1.19% 1.20% 1.22% 1.16% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% $0 $25 $50 $75 $100 $125 1Q25 2Q25 3Q25 4Q25 1Q26 N e t E ffe c tiv e S p re a d (% ) $ i n m il li o n s Revenue Core Earnings NES HIGH-QUALITY, CONSISTENT REVENUE AND EARNINGS RESULTS FINANCIAL RESULTS

BALANCE SHEET SUMMARY 12 $ in billions (except per share amounts) 1Q26 4Q25 Quarter-over-Quarter Variance 1Q25 Year-over-Year Variance $ % $ % Cash and Cash Equivalents $0.8 $0.9 ($0.2) (17%) $1.05 ($0.3) (26%) Investment Securities $18.2 $17.6 $0.7 4% $16.7 $1.5 9% Loans $17.2 $16.3 $0.9 5% $13.6 $3.6 26% Other $0.5 $0.6 ($0.0) (8%) $0.4 $0.1 23% Total Assets $36.7 $35.4 $1.4 4% $31.8 $4.9 15% Notes Payable and Debt Securities $34.5 $33.2 $1.3 4% $29.9 $4.6 16% Other $0.5 $0.5 $0.0 8% $0.4 $0.1 23% Total Liabilities $35.0 $33.7 $1.4 4% $30.3 $4.7 16% Total Equity $1.7 $1.7 ($0.0) 0% $1.5 $0.2 13% Book Value per Share $112.67 $112.77 ($0.1) 0% 101.77 $10.9 11% Tier 1 Capital Ratio 13.0% 13.3% N/A (0.3%) 13.9% N/A (0.9%) Table may not sum to total due to rounding.

FUNDING LEVELS AND INTEREST RATE SENSITIVITY • Contributing to our NES growth is our effective asset liability management and funding execution • Proactive funding strategies are a strategic lever to drive profitability • Balance sheet positioned with limited sensitivity to higher rates 13 0.0% -1.3% 0.4% -0.5% 0.0% 2.9% 2.4% 1.3% 1.8% 0.7% -5% -3% -1% 1% 3% 5% 1Q26 4Q25 3Q25 2Q25 1Q25 Up 100 basis points Down 100 basis points NES SPREAD SENSITIVITIES TO +/- 100 BASIS POINT SHOCKS 6 36 0 10 20 30 40 50 Mar-25 Jun-25 Sep-25 Dec-25 Mar-265 -Y e a r B u ll e t S p re a d t o 5 -Y e a r U S T re a s u ry N o te Y ie ld s (i n b a s is p o in ts ) FARMER MAC’S FUNDING ADVANTAGE Farmer Mac AAA Spreads For example, issued 5-year bullets at 6 bps over UST (as of March 31, 2026)

14 • Operating expenses, excluding regulatory fees, increased 8% quarter-over-quarter and 14% year- over-year – Increased Compensation & Benefits expense related to incremental headcount to support business development and seasonal factors – Higher year-over-year General & Administrative expenses to support increased business development activity along with enhancing operational and technology platforms • Continue to manage expenses within a long-term adjusted efficiency ratio(1) target of 30% OPERATING EXPENSES DISCIPLINED OPERATING EFFICIENCY $29 $28 $29 $30 $33 29.5% 28.3% 27.4% 27.9% 29.6% 0.0% 25.0% 50.0% 75.0% 100.0% $0 $9 $18 $27 $36 1Q25 2Q25 3Q25 4Q25 1Q26 A d ju s te d O p e ra tin g E ffic ie n c y (% ) $ i n m il li o n s Compensation & Benefits General & Administrative Adjusted Operating Efficiency Long-Term Operating Efficiency Target (1)Adjusted operating efficiency is the summation of Compensation & Benefits and General & Administrative divided by total revenue. Total revenue is defined as a component of Core Earnings.

15 • Portfolio increase in nonaccrual assets driven entirely by Farm & Ranch operating segment – Farm & Ranch nonaccruals increased due to credit downgrades in crops and agricultural storage & processing sectors • Corporate AgFinance nonaccruals declined, driven by a $2.2 million charge-off and paydowns on existing nonaccrual loans • Infrastructure Finance nonaccruals flat quarter-over- quarter PORTFOLIO PERFORMANCE $197 $179 $254 $238 $261 13% 17% 14% 16% 15% 0% 10% 20% 30% 40% 50% 60% $- $50 $100 $150 $200 $250 $300 1Q25 2Q25 3Q25 4Q25 1Q26 A llo w a n c e a s a % o f N o n a c c ru a l A s s e ts $ i n m il li o n s Nonaccrual - Agricultural Finance Nonaccrual - Infrastructure Finance Allowance as % of Nonaccrual Assets PORTFOLIO PERFORMANCE

(1)Substandard assets have a well-defined weakness or weaknesses and there is a distinct possibility that some loss will be sustained if deficiencies are not corrected. 16 • 90-day delinquencies increase reflects typical seasonality tied to annual/semi-annual Farm & Ranch payment dates • Substandard asset growth concentrated in Agricultural Finance and the result of modest credit migration in the quarter • Infrastructure Finance substandard assets improved on positive credit migration in the Renewable Energy operating segment SUBSTANDARD ASSETS(1) LOAN PORTFOLIO CREDIT QUALITY $508 $525 $596 $570 $651 3.8% 3.5% 4.0% 3.5% 4.1% 0.7% 1.1% 1.0% 1.0% 0.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $150 $300 $450 $600 $750 1Q25 2Q25 3Q25 4Q25 1Q26 % o f L o a n P o rtfo lio $ i n m il li o n s Agricultural Finance Infrastructure Finance AgFI % of Loan Portfolio Infr. % of Loan Portfolio $160 $126 $178 $133 $180 0.54% 0.41% 0.57% 0.40% 0.52% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% $0 $40 $80 $120 $160 $200 1Q25 2Q25 3Q25 4Q25 1Q26 9 0 -D a y D e lin q u e n c y R a te (% ) $ i n m il li o n s 90-Day Delinquency ($) 90-Day Delinquency Rate (%) PORTFOLIO 90-DAY DELINQUENCIES

$0.0 $2.8 $4.4 $13.6 $2.2 $0 $2 $4 $6 $8 $10 $12 $14 $16 1Q25 2Q25 3Q25 4Q25 1Q26 $ i n m il li o n s CHARGE-OFFS CREDIT EXPENSES REFLECT ASSET-LEVEL RISKS 17 • Credit provisions were primarily related to new volume growth and portfolio credit migration • Increase in allowance for losses reflects cumulative impact of portfolio growth • Charge-offs were concentrated in our Agricultural Finance portfolio (1)Represents the allowance for losses, inclusive of all on-balance sheet assets. $1.7 $7.7 $7.5 $16.0 $4.3 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 1Q25 2Q25 3Q25 4Q25 1Q26 $ i n m il li o n s PROVISION FOR LOSSES $25.4 $30.4 $35.6 $38.0 $40.1 13% 17% 14% 16% 15% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 1Q25 2Q25 3Q25 4Q25 1Q26 % A llo w a n c e o f N o n a c c ru a l A s s e ts $ i n m il li o n s ALLOWANCE FOR LOSSES(1) Allowance for Losses % Allowance of Nonaccrual Assets

18 • Capital levels remain well in excess of regulatory thresholds – Exceeds statutory minimum requirements by 62% • Capital Allocation Commitment: Reinvest, Optimize, Return – Supported $1.5 billion of net new volume growth – Returned capital of $32 million to shareholders through dividends and share repurchases in first quarter 2026 – $30 million remaining under existing share repurchase program $1,527 $1,562 $1,693 $1,706 $1,732 13.9% 13.6% 13.9% 13.3% 13.0% 5.0% 10.0% 15.0% 20.0% 25.0% $1,000 $1,200 $1,400 $1,600 $1,800 1Q25 2Q25 3Q25 4Q25 1Q26 T ie r 1 C a p ita l R a tio (% )C a p it a l ($ i n m il li o n s ) Core Capital Tier 1 Capital Ratio STRONG CAPITAL BASE SUPPORTING OUR GROWTH CAPITAL

Cash 10% Investment Securities 90% • Ensures continuity of operations in the event of temporary disruption in debt capital markets – Comprised of cash and high-quality investment securities – Minimal market volatility exposure – Days of liquidity exceed regulatory minimum requirement by 206 days as of March 31, 2026 LIQUIDITY PORTFOLIO & DAYS OF LIQUIDITY LIQUIDITY PORTFOLIO $7.2 $7.7 $7.5 $7.8 $7.9 289 310 317 277 296 250 275 300 325 350 375 400 $6.8 $7.0 $7.2 $7.4 $7.6 $7.8 $8.0 1Q25 2Q25 3Q25 4Q25 1Q26 D a ys o f L iq u id ity $ i n b il li o n s Total Liquidity Days of Liquidity 19 LIQUIDITY PORTFOLIO COMPOSITION(1) $7.9 Billion (1)Cash includes cash equivalents. Investment Securities includes U.S. Treasury securities, investment securities guaranteed by U.S. Government agencies and GSEs, and asset-backed securities backed primarily by U.S. Government-guaranteed loans.

APPENDIX

QUARTERLY NON-GAAP PERFORMANCE 21 $ in millions except EPS 1Q26 4Q25 3Q25 2Q25 1Q25 Net Effective Spread $102.0 $101.4 $97.8 $93.9 $90.0 Guarantee Fees $6.7 $6.3 $6.1 $5.9 $5.5 Other Income $1.2 $0.2 $1.2 $0.7 $1.3 Total Revenue $109.9 $107.9 $105.1 $100.5 $96.8 Compensation & Benefits $21.3 $18.2 $17.7 $17.6 $17.8 General & Administrative $11.3 $11.9 $11.1 $10.9 $10.8 Regulatory Fees $0.9 $0.9 $1.0 $1.0 $1.0 Total Operating Expense $33.4 $31.0 $29.8 $29.5 $29.5 Adjusted Efficiency Ratio 29.6% 27.9% 27.4% 28.3% 29.5% Provision/(release) for losses $4.3 $16.0 $7.5 $7.7 $1.7 Other credit-related expense $0.9 $1.3 ($0.0) $0.2 ($0.0) Total Credit Expense $5.2 $17.3 $7.4 $7.9 $1.6 Total Expense $38.6 $48.3 $37.2 $37.4 $31.2 Net Earnings $71.3 $59.7 $67.9 $63.2 $65.6 Taxes $12.3 $12.4 $11.9 $10.1 $14.0 Tax Rate 17% 21% 18% 16% 21% Preferred Stock Dividends $7.3 $7.3 $6.3 $5.7 $5.7 Core Earnings $51.7 $40.0 $49.6 $47.4 $46.0 Diluted EPS $4.74 $3.66 $4.52 $4.32 $4.19 Table may not sum to total due to rounding.

$ in millions Core Earnings by Period Ended 2026 YTD(1) 2025 2024 2023 2022 2021 Net income attributable to common stockholders $51.8 $182.5 $180.4 $172.8 $151.0 $111.4 Less reconciling items: (Losses)/gains on undesignated financial derivatives due to fair value changes (0.7) (1.9) 3.3 5.1 13.5 (1.4) Gains/(losses) on hedging activities due to fair value changes 0.4 6.8 11.5 (5.4) 5.3 (1.8) Unrealized (losses)/gains on trading securities 0.1 (0.1) (0.1) 2.0 (1.0) (0.1) Net effects of amortization of premiums/ discounts and deferred gains on assets consolidated at fair value 0.0 0.1 0.0 0.2 0.0 0.1 Net effects of terminations or net settlements on financial derivatives 0.3 (5.4) (1.7) 0.2 15.8 0.5 Issuance costs on retirement of preferred stock - - (1.6) - - - Income tax effect related to reconciling items (0.0) 0.1 (2.8) (0.4) (7.1) 0.6 Sub-total 0.1 (0.5) 8.8 1.7 26.7 (2.2) Core earnings $51.7 $182.9 $171.6 $171.2 $124.3 $113.6 (1)As of March 31, 2026. Table may not sum to total due to rounding. RECONCILIATION OF NET INCOME TO CORE EARNINGS 22

(1)As of March 31, 2026. Table may not sum to total due to rounding. RECONCILIATION OF NET INTEREST INCOME TO NET EFFECTIVE SPREAD 23 2026 YTD(1) 2025 2024 2023 2022 2021 $ in millions Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield $101.4 1.13% $390.7 1.19% $353.9 1.16% $327.5 1.15% $270.9 1.04% $222.0 0.94% Net effects of consolidated trusts (1.0) 0.02% (4.1) 0.02% (4.5) 0.02% (4.2) 0.02% (4.2) 0.02% (4.9) 0.02% Expense related to undesignated financial derivatives 1.0 0.01% (0.4) 0.00% (1.4) 0.00% (4.8) (0.02%) (7.8) -0.03% 2.8 0.01% Amortization of premiums/discounts on assets consolidated at fair value (0.0) 0.00% (0.1) 0.00% (0.0) 0.00% (0.2) 0.00% (0.0) 0.00% (0.0) 0.00% Amortization of losses due to terminations or net settlements on financial derivatives 1.0 0.01% 3.7 0.01% 3.1 0.01% 3.2 0.01% 2.4 0.01% 0.4 0.00% Fair Value Changes on fair value hedge relationships (0.4) -0.01% (6.8) (0.02%) (11.5) (0.04%) 5.4 0.02% (5.8) -0.02% 0.3 0.01% Net Effective Spread $102.0 1.16% $383.0 1.20% $339.6 1.15% $327.0 1.18% $255.5 1.02% $220.7 0.98%

Contact Investor Relations: Jalpa Nazareth Senior Director – Investor Relations & Finance Strategy Phone: (202) 872-5570 Email: jnazareth@farmermac.com